LOAN AGREEMENT

$4,500.00

Date: April 18, 2015

For value received, the undersigned QMC Systems, Inc. (the "Borrower"), at 3995 Hagers Grove Rd., Salem, OR 97317, promises to pay to the order of Renae Bell, (the "Lender"), at 3995 Hagers Grove Rd., Salem, OR 97317, the sum of $4,500.00 without interest, due and payable upon demand from the Lender.

I. TERMS OF REPAYMENT

A. Payments

The unpaid principal balance shall be payable upon demand from the Lender.

B. Application of Payments

All payments on this Note shall be applied towards the principal balanced owed to the Lender. This note does not accrue interest.

C. Late Fee

The Borrower promises to pay a late charge of $50.00 for every seven (7) days the payment is late after the Lender tenders a demand notice for repayment.

II. PREPAYMENT

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Lender tendering a demand notice for repayment.

SIGNATURES

Date: 7/21/15

Borrower:

By: QMC Systems, Inc.
Its: Chief Executive Officer
Name: Renae Bell

Date: 7/21/15

Lender:

By: Renae Bell

Prepared By:

Adam S. Tracy, Esq.
Securities Compliance Group, Ltd.
520 W. Roosevelt Road
Suite 201
Wheaton, IL 60187
888.978.9901 Tel.
at@ibankattorneys.com